UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                            F O R M 8 - K/A Number 2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 March 29, 1999



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                                74-2584033
(Commission File Number)                 (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of business acquired.

          New Cache Petroleums Ltd.
               Report of Independent Auditors
               Balance Sheet as of November 30, 1998
               Statement of Loss and Retained Earnings (Deficiency)
                    for the year ended November 30, 1998
               Statement of Cash Flows for the year ended November 30, 1998 Notes to Consolidated Financial Statements

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ABRAXAS PETROLEUM CORPORATION



                             By:      ___________________________________
                                      Chris Williford
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer


Dated:   March 29, 1999

                         INDEX TO FINANCIAL STATEMENTS


Report of Independent Auditors ...........................................  F-2
Balance Sheet as of November 30, 1998 ....................................  F-3
Statement of Loss and Retained Earnings (Deficiency) for the year ended November 30, 1998 ................................................  F-4
Statement of Cash Flows for the year ended November 30, 1998 .............  F-5
Notes to Consolidated Financial Statements ...............................  F-6

                          REPORT OF INDEPENDENT AUDIORS

   To the Board of Directors and Shareholders
   New Cache Petroleums Ldt.

         We have audited the balance sheet of New Cache Petroleums Ltd. as of November 30, 1998 and the related statements of loss and retained earnings (deficiency) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

         In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at November 30, 1998 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States.


   Calgary, Canada                                  ERNST & YOUNG LLP
   March 12, 1999                                   Chartered Accountants


                            New Cache Petroleums Ltd.

                                  Balance Sheet


As at November 30, 1998

                                                                                     $
                                                                              ------------

Assets
Current
Cash ......................................................                   $      7,455
Accounts receivable
   Trade ..................................................      5,154,577
   Other ..................................................        204,295       5,358,872
                                                               ------------   ------------
                                                                                 5,366,327
                                                                              ------------
Fixed assets
Petroleum and natural gas properties ......................                    128,281,750
Less accumulated depletion and depreciation ...............                    (64,726,771)
                                                                              ------------
                                                                                63,554,979
                                                                              ------------
                                                                                68,921,306
                                                                              ============

Liabilities and Shareholders' Equity
Current
Bank production loan ......................................                   $ 24,769,475
Accounts payable and accrued liabilities ..................                      4,392,481
Large corporations tax payable ............................                         27,894
                                                                              ------------
                                                                                29,189,850
Deferred income taxes .....................................                      2,105,318
Site restoration liability ................................                        430,091
                                                                              ------------
                                                                                31,725,259
                                                                              ------------

Shareholders' equity
Share capital, no par value, unlimited number of authorized
shares, 14,185,128 shares issued and outstanding ..........                     64,751,866
Cumulative translation adjustment
   Opening balance ........................................     (4,591,329)
   Translation adjustments for the year ...................     (4,546,975)
                                                                -----------   -------------
   Closing balance ........................................                     (9,138,304)

Deficiency ................................................                    (18,417,515)
                                                                              -------------
                                                                                37,196,047
                                                                              -------------
Contingency

                                                                              $ 68,921,306
                                                                              ============

                             See accompanying notes


                            New Cache Petroleums Ltd.

                              Statement of Loss and
                         retained earnings (Deficiency)



Year ended November 30, 1998

                                                                         $
                                                                   ------------

Revenue
Oil and gas sales ......................................           $ 20,497,973
Crown royalties ........................................             (2,930,136)
Other royalties ........................................               (671,770)
                                                                    -----------
                                                                     16,896,067
Alberta royalty tax credit .............................                902,002
Interest income ........................................                  6,095
                                                                    -----------
                                                                     17,804,164
                                                                    -----------
Expenses
Production and operating ..................................           6,237,251
General and administration ................................           2,210,012
Interest on the bank production loan ......................           1,372,159
Depletion and depreciation ................................          46,007,667
Provision for site restoration ............................             216,667
                                                                    -----------
                                                                     56,043,756
                                                                    -----------

Loss before income taxes ..................................         (38,239,592)
                                                                    -----------
Income taxes
Large corporations tax ....................................            (189,208)
Deferred tax recovery .....................................          14,781,557
                                                                    -----------
                                                                     14,592,349
                                                                    -----------
Loss for the year .........................................         (23,647,243)
Retained earnings, beginning of the year ..................           5,229,728
                                                                    -----------
Deficiency, end of the year ...............................        $(18,417,515)
                                                                    ===========


Loss per share

Basic and fully diluted ...................................        $      (1.67)
                                                                    ===========

                             See accompanying notes



                            New Cache Petroleums Ltd.

                             Statement of Cash Flows


Year ended November 30, 1998

                                                                         $
                                                                   ------------

Operating activities
Loss for the year ..............................................   $(23,647,243)
Add items not affecting cash
   Depletion and depreciation ..................................     46,007,667
   Provision for site restoration ..............................        216,667
   Deferred income taxes .......................................    (14,781,557)
                                                                    -----------
Funds from operations ..........................................      7,795,534
Net change in non-cash working capital items ...................     (1,328,724)
                                                                    -----------
                                                                      6,466,810
                                                                    -----------
Investing activities
Acquisition of petroleum and natural gas properties ............     (2,508,458)
Expenditures on petroleum and natural gas properties ...........    (15,129,731)
Proceeds on disposal of petroleum and natural gas properties ...        144,147
Expenditures on site restoration and abandonment ...............        (25,494)
Net change in non-cash working capital items ...................     (4,642,013)
                                                                    -----------
                                                                    (22,161,549)
                                                                    -----------
Financing activities
Shares issued ..................................................        223,626
Share issue costs ..............................................        (56,474)
Repurchase of common shares ....................................       (112,137)
Bank production loan ...........................................     14,973,041
Decrease in note receivable ....................................         52,330
                                                                    -----------
                                                                     15,080,386
                                                                    -----------
Decrease in cash during the year ...............................       (614,353)

Cash, beginning of the year ....................................        621,808
                                                                    -----------

Cash, end of the year ..........................................   $      7,455
                                                                    ===========

                             See accompanying notes

                           New Cache Petroleums Ltd.
                   Notes to Consolidated Financial Statements
                          Year Ended November 30, 1998


1. Summary of Significant accounting policies

     The financial statements of New Cache Petroleums Ltd. (the "Company") have been prepared in accordance with accounting principles generally accepted in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements necessarily involves the use of estimates and approximations which have been made using careful judgment. The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below.

Incorporation and description of business

     The Company is incorporated under the laws of the Province of Alberta, Canada and is engaged in the production, development and exploration of oil and natural gas solely in Canada.

Petroleum and natural gas properties

     The Company follows the full cost method of accounting for petroleum and natural gas properties. Under this method, all costs associated with acquisition of properties and successful as well as unsuccessful exploration and development activities are capitalized. The Company does not capitalize internal costs. Depreciation, depletion, and amortization (DD&A) of capitalized crude oil and natural gas properties and estimated future development costs are based on the unit-of-production method. Net capitalized costs of crude oil and natural gas properties are limited to the lower of unamortized cost or the cost ceiling, defined as the sum of the present value of estimated unescalated future net revenues from proved reserves discounted at 10 percent, plus the cost of properties not being amortized, if any, plus the lower of cost or estimated fair value of unproved properties included in the costs being amortized, if any, less related income taxes. The provision for depletion and depreciation for the year ended November 30, 1998 includes an amount of $32,615,786 as a result of a ceiling test write down.

     No gain or loss is recognized upon sale or disposition of crude oil and natural gas properties, except in unusual circumstances.

     Unevaluated properties not currently being amortized included in oil and gas properties were $9,545,821 at November 30, 1998. The properties represented by these costs were undergoing exploration activities or are properties on which the Company intends to commence activities in the future.

     Substantially all of the exploration and production activities of the Company are conducted jointly with others. These financial statements reflect only the Company's proportionate interest in such activities.

Site restoration

     The estimated cost of future site restoration and abandonment, including the removal of production facilities, net of expected salvage values is based on current estimates, standards and technology. An annual provision is calculated on a unit-of-production basis. Actual restoration and abandonment costs are applied against the liability as incurred.

Stock Options

     The Company applies the intrinsic value method prescribed by APB Opinion 25 and related interpretations in accounting for share option transactions.
Accordingly, no compensation cost is recognized in the accounts as options are granted with exercise prices greater than the prevailing market price.

Hedging activity

     The Company enters into forward and swap contracts to manage price risk on anticipated future sales. These contracts are considered speculative for accounting purposes. The estimated amount required to settle or to be received on settlement of forward contracts at the year end is recorded as income or expense.

Financial instruments

     Financial instruments of the Company comprise cash, accounts receivable, bank production loan, accounts payable and accrued liabilities, large corporations tax payable and the natural gas swap agreement (note 7). As at November 30, 1998 there are no significant differences between the carrying values of these amounts and their estimated market values.

Foreign Currency Translation

     The reporting currency of these financial statements is the U.S. Dollar. The Company's functional currency is the Canadian dollar. The Company translates the functional currency of its balance sheet accounts to U.S. dollars based on the November 30, 1998 exchange rate. The statement of loss is translated using the average exchange rate for the year ended November 30, 1998. Translation adjustments are reflected as Cumulative translation adjustment in Shareholders' equity.

Measurement uncertainty

     The amounts recorded for depletion and depreciation of the petroleum and natural gas properties and for site restoration and abandonment are based on estimates of reserves and future costs. By their nature, these estimates and those related to the future cash flows used to assess impairment, are subject to measurement uncertainty and the impact on the financial statements of future periods could be material.

Income taxes

     The Company records income taxes under Financial Accounting Standards Board Statement No. 109 using the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

2. BANK PRODUCTION LOAN

     The Company has arranged a bank production loan of up to Cdn $45,000,000 (US $29,354,207 at November 30, 1998) that will revolve and fluctuate until April 30, 1999 at which time the lender has the option to call the loan. Accordingly, the loan has been classified as current in these financial statements. The loan bears interest at bank prime rate (November 30, 1998 - 6.75%). A fixed and first floating charge debenture of Cdn $50,000,000 (US $32,615,786 at November 30, 1998) over all assets and a general assignment of accounts receivable have been pledged as collateral. At November 30, 1998 $24,769,475 was drawn under the loan facility.

     The Company paid $1,372,159 in interest during the year.

3. SHARE CAPITAL

Authorized

Unlimited common shares without nominal or par value

                                                      Number of   Consideration
Issued                                              common shares        $
                                                    ------------- -------------

Balance, November 30, 1997 ........................  14,133,567    $64,696,854
Shares issued for cash on exercise of stock options      77,855        223,626
Repurchase of common shares .......................     (26,294)      (112,137)
Share issue costs .................................        --          (56,477)
                                                    -----------    -----------
Balance, November 30, 1998 ........................  14,185,128    $64,751,866
                                                    ===========    ===========

4.  STOCK OPTIONS

     The Company has reserved 1,320,013 shares for issuance under stock option agreements with certain directors, officers and employees. The stock options for officers and employees are vested at the rate of 25% each year on a cumulative basis and for non-management directors are vested immediately on issuance.

Issued

Balance, beginning of the year ..........................               868,458
Issued ..................................................               494,500
Exercised ...............................................               (77,855)
Cancelled ...............................................               (70,250)
                                                                     ----------
Balance, end of the year ................................             1,214,853
                                                                     ==========

     The exercise prices of the outstanding options range from $3.15 to $9.50 per share and expiry dates are from December 14, 1998 to January 1, 2003.

     Under FAS 123 the effect on loss and loss per share of the value of options granted computed using the Black-Scholes option pricing model, applying a risk-free interest rate of 6% for 1998, assuming five year expected option lives, no dividend yields and a 37% volatility on a weighted average basis would be an increase of $1,350,000 and $0.09 respectively. These effects are not necessarily indicative of those to be expected in future years.

5. Income taxes

     Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

                                                                           $
                                                                     -----------
Deferred tax liabilities:
  Full cost pool, including intangible drilling costs ..........    $ 25,818,111
  Other ........................................................         445,458
                                                                      ----------
Total deferred tax liabilities .................................      26,263,569
                                                                      ----------
Deferred tax assets:
  Depletion ....................................................      23,226,849
  Net operating losses .........................................         931,402
                                                                      ----------
Total deferred tax assets ......................................      24,158,251
                                                                      ----------
Net deferred tax liabilities ...................................     $ 2,105,318
                                                                      ==========

     At November 30, 1998, the Company had operating losses for income tax purposes of approximately $2,100,000 which are available for application against future taxable income and which expire in the years 2000 ($115,000), 2001 ($240,000), 2002 ($123,000), 2003 ($162,000) and 2004 ($1,460,000).

     The provision for income taxes recorded on the financial statements differ from the amounts which would be obtained by applying the statutory income tax rate to loss before income taxes as follows:


                                                                         $
                                                                   ------------
Computed income taxes at the statutory rate (44.62%) ............  $(17,062,503)
Depletion and depreciation on assets that were acquired without
   full tax basis ...............................................     2,448,947
Non-deductible royalties and other payments to the Crown ........     1,326,437
Alberta Royalty Tax Credits .....................................      (402,473)
Resource allowance ..............................................    (1,024,227)
Large corporations tax ..........................................       189,208
Other ...........................................................       (67,738)
                                                                    -----------
                                                                   $(14,592,349)
                                                                    ===========

     Income taxes paid during 1998 were $256,005.

6.  Loss per share

     For purposes of computing loss per share, the Company's weighted average shares outstanding during 1998 were 14,179,890. Any potential conversions would be anti-dilutive.

7. FINANCIAL INSTRUMENTS

     The Company has entered into a natural gas basis swap contract to hedge against exposure to variations in the realization, in Canadian Dollars, of anticipated future natural gas sales. The basis swap outstanding at November 30, 1998 results in the Company receiving NYMEX minus $0.82 /MMBTU in exchange for paying the AECO C indexed price (denominated in Canadian Dollars) on 2,500 MMBTU/d (approximately 2.3 mmcf/d) until October 31, 2000. The fair value of the natural gas basis swap agreement at November 30, 1998 is approximately($393,941).

8. Pending accounting standards

     In 1997 Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("FAS 130") was issued. FAS 130 will be adopted in the first quarter of fiscal 1999 and the Company will provide the additional disclosure as required. The sole component of comprehensive income, in addition to that noted below, will be the change in the cumulative translation account associated with the Company's Canadian Dollar functional currency.

     In 1998, Statement of Financial Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") was issued. FAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Company will adopt FAS 133 for its 2000 fiscal year. Under FAS 133, the gains and losses associated with the Company's swap and forward contracts will no longer be recorded to income as the estimated fair value of such contracts changes. Under FAS 133 changes in the estimated fair values of swap and forward contracts will be recognized in comprehensive income in the period of the change. These changes will be recorded as adjustments to the hedged anticipated oil and gas sales in the period the sales occur.

9. Contingency

     The Company has been named as defendant, along with a number of other defendants, in an action filed November 19, 1996. The claim pertains to certain petroleum and natural gas properties of the Company. It is not possible at this time to determine the outcome of this claim. The Company believes that there is very little likelihood that any damages will be incurred as a result of the claim.

10. Subsequent Event

     On January 5, 1999, Canadian Abraxas Petroleum Limited, a subsidiary of Abraxas Petroleum Corporation acquired all of the Company's issued and outstanding common shares for cash consideration of $6.50 per common share. As a result of the acquisition, the Company's share options were cancelled.